BRIDGE BUILDER TRUST

Bridge Builder Core Plus Bond Fund (the “Core Plus Bond Fund”)

Supplement dated June 30, 2026

to the Prospectus dated October 27, 2025, as supplemented

This supplement provides new and additional information beyond that contained in the

Prospectus and should be read in conjunction with the Prospectus.

A.

James Dignan no longer serves as portfolio manager of the portion of the assets of the Core Plus Bond Fund managed by Dodge & Cox (“Dodge & Cox’s Allocated Portion of the Core Plus Bond Fund”). Lucy Johns, Adam Rubinson, Anthony Brekke and Nils Reuter continue to serve as portfolio managers of Dodge & Cox’s Allocated Portion of the Core Plus Bond Fund.

Accordingly, all references and information related to James Dignan in the Prospectus are hereby deleted in their entirety.

B.

Scott A. Darci and Bryan C. Hazelton have been added as portfolio managers of the portion of the assets of the Core Plus Bond Fund managed by Loomis, Sayles & Company, L.P. (“Loomis Sayles’ Allocated Portion of the Core Plus Bond Fund”). Matthew J. Eagan and Brian P. Kennedy continue to serve as portfolio managers of Loomis Sayles’ Allocated Portion of the Core Plus Bond Fund.

Accordingly, the Prospectus is hereby supplemented and revised as follows:

1.

The table entitled “Loomis Sayles” in the sub-section entitled “Sub-advisers and Portfolio Managers” under the section entitled “Summary Section – Bridge Builder Core Plus Bond Fund” is hereby replaced with the following:

Loomis Sayles

Portfolio Managers	Position with Loomis Sayles	Length of Service to the Fund
Matthew J. Eagan, CFA	Portfolio Manager and Co-Head of Full Discretion	Since Inception
Brian P. Kennedy	Portfolio Manager	Since Inception
Scott A. Darci, CFA	Portfolio Manager	Since June 2026
Bryan C. Hazelton, CFA	Portfolio Manager	Since June 2026

2.

The sub-section entitled “Sub-advisers and Portfolio Managers – Core Plus Bond Fund – Loomis Sayles – Portfolio Managers” under the section entitled “Management of the Funds” is hereby replaced with the following:

Portfolio Managers:

Matthew J. Eagan, CFA, and Brian P. Kennedy have served as portfolio managers of the Core Plus Bond Fund since its inception. Scott A. Darci, CFA, and Bryan C. Hazelton, CFA, have served as portfolio managers of the Core Plus Bond Fund since June 2026.

Mr. Eagan, Portfolio Manager and Co-Head of Full Discretion, has been employed by Loomis Sayles since 1997 and has 35 years of investment industry experience. He earned his B.A. from Northeastern University and an M.B.A. from Boston University.

Mr. Kennedy, Portfolio Manager, joined Loomis Sayles in 1994 and has 35 years of investment industry experience. He earned a B.S. from Providence College, an M.B.A. from Babson College.

Mr. Darci, Portfolio Manager on the Full Discretion Team, joined Loomis Sayles in 2008 and has 20 years of investment industry experience. He is Portfolio Manager across all Multisector, Core Plus, and custom insurance portfolios. Mr. Darci also serves as a Strategist across the Full Discretion mandates, with a focus on the convertibles and equity sectors. He earned a B.A. from Dartmouth College and a Masters in Investment Management from Boston University and is a CFA® charterholder.

Mr. Hazelton, Portfolio Manager on the Full Discretion Team, joined Loomis Sayles in 2011 and has 18 years of investment industry experience. He is a Portfolio Manager across Multisector and Core Plus portfolios. He earned a B.A. from Bentley University and an MBA from The Wharton School at The University of Pennsylvania and is a CFA® charterholder as well as a member of the CFA Society Boston.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

BRIDGE BUILDER TRUST

Bridge Builder Core Plus Bond Fund (the “Core Plus Bond Fund”)

Supplement dated June 30, 2026

to the Statement of Additional Information (“SAI”) dated October 27, 2025, as supplemented

This supplement provides new and additional information beyond that contained in the

SAI and should be read in conjunction with the SAI.

Scott A. Darci and Bryan C. Hazelton have been added as portfolio managers of the portion of the assets of the Core Plus Bond Fund managed by Loomis, Sayles & Company, L.P. (“Loomis Sayles’ Allocated Portion of the Core Plus Bond Fund”). Matthew J. Eagan and Brian P. Kennedy continue to serve as portfolio managers of Loomis Sayles’ Allocated Portion of the Core Plus Bond Fund.

Accordingly, the SAI is hereby supplemented and revised as follows:

The sub-section entitled “Other Accounts Managed by Portfolio Managers and Ownership of Fund Shares” under the section entitled “The Funds’ Investment Teams – The Sub-advisers – Core Plus Bond Fund – Loomis, Sayles & Company, L.P. (“Loomis Sayles”)” is hereby replaced with the following:

Other Accounts Managed by Portfolio Managers and Ownership of Fund Shares. The table below identifies, for each portfolio manager of the Fund, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that any of these accounts are subject to a performance-based advisory fee, this information is reflected in the table below. Information is shown as of June 30, 2025, except as noted below. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
All Accounts
Matthew J. Eagan, CFA	20	$29.3 billion	40	$13.1 billion	103	$29.3 billion
Brian P. Kennedy	17	$28.2 billion	20	$12.1 billion	105	$29.3 billion
Scott A. Darci, CFA*	0	$0	2	$466.8 million	0	$0
Bryan C. Hazelton, CFA*	0	$0	0	$0	16	$3.8 billion
Accounts Subject to Performance Fees
Matthew J. Eagan, CFA	0	$0	0	$0	3	$343 million
Brian P. Kennedy	0	$0	0	$0	3	$343 million
Scott A. Darci, CFA*	0	$0	0	$0	0	$0
Bryan C. Hazelton, CFA*	0	$0	0	$0	0	$0
*	Information is as of May 31, 2026.

As of June 30, 2025, for Messrs. Eagan and Kennedy, and as of May 31, 2026, for Messrs. Darci and Hazelton, the above-listed portfolio managers did not beneficially own any shares of the Fund.

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